C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION Nov. 6, 2024 THIRD QUARTER 2024 INVESTOR PRESENTATION

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION SAFE HARBOR & NON-GAAP MEASURES This presentation contains statements that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements contain projections of Celsius’ future results of operations or financial position, or state other forward -looking information. You can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” “could,” “project,” “plan,” “potential,” “designed,” “seek,” “target,” and variations of these terms, the negatives of such terms and similar expressions. You should not rely on forward-looking statements because Celsius’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: our ability to realize the benefits anticipated from acquisitions, such as the acquisition of Big Beverages, our ability to successfully manage and integrate the operations, internal controls, procedures, financial reporting and accounting systems of acquisition s, and other factors related to the operational challenges and risks of acquisitions, including (i) increased costs, indebtedness, contractual obligations and/or other liabilities; (ii) the expense of integrating acquired businesses; (iii) the ability to retain or hire the personnel required for the successful operation of the acquired business and expanded business operations, in general; (iv) the ability to retain the business relationships of the acquired businesses; (v) diversion of management’s attention; and (vi) the availability of funding sufficient to meet increased capital needs, among others; the strategic investment by and long term partnership with PepsiCo, Inc.; management’s plans and objectives for international expansion and future operations globally; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; our ability to satisfy, in a timely manner, all Securities and Exchange Commission (the “SEC”) required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; and other risks and uncertainties discussed in the reports Celsius has filed previously with the SEC, such as i ts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. Celsius does not undertake any obligation to update forward-looking information, except to the extent required by applicable law. Use of Non-GAAP Measures Celsius defines Adjusted EBITDA as net income before net interest income, income tax expense (benefit), and depreciation and amortization expense, further adjusted by excluding stock-based compensation expense, foreign exchange gains or losses, distributor termination fees and legal settlement costs. Adjusted EBITDA Margin is the ratio between the company’s Adjusted EBITDA and net revenue, expressed as a percentage. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Celsius uses Adjusted EBITDA and Adjusted EBITDA Margin for operational and financial decision-making and believes these measures are useful in evaluating its performance because they eliminate certain items that management does not consider indicators of Celsius’ operating performance. Adjusted EBITDA and Adjusted EBITDA Margin may also be used by many of Celsius’ investors, securities analysts, and other interested parties in evaluating its operational and financial performance across reporting periods. Cels ius believes that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin provides useful information to investors by allowing an understanding of measures that it uses internally for operational dec ision-making, budgeting and assessing operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are not recognized terms under GAAP and should not be considered as substitutes for net income or any other financial measure presented in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as subs titutes for analysis of Celsius’ results as reported under GAAP. Celsius strongly encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, Adjusted EBITDA and Adjusted EBITDA Margin, as defined by Celsius, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare Celsius’ use of these non -GAAP financial measures with those used by other companies. 2

DEFINITIONS

MULO: A Circana measurement geography that reports aggregated CPG sales data from top channels across food, drug, mass, dollar and military.

MULOC: A Circana measurement geography that reports aggregated CPG sales data from top channels across food, drug, mass, dollar, military and convenience stores.

MULO+: A Circana measurement geography that includes MULO reported sources and additional e-commerce and club channel sources.

MULO+ With Convenience (MULO+ W/C): A Circana measurement geography that includes MULOC reported sources and additional e-commerce and club channel sources.

CELSIUS HOLDINGS, INC. | QUARTER 3, 2024 INVESTOR PRESENTATION

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EXECUTIVE MANAGEMENT



JOHN FIELDLY
Chairman, President, CEO

- Appointed Celsius CEO in 2018
- Appointed interim CEO and Chief Financial Officer in 2017
- Served as Celsius CFO 2012-2017
- Certified Public Accountant



JARROD LANGHANS
Chief Financial Officer

- Joined Celsius as Chief Financial Officer in 2022
- CFO of Eden Springs 2020-2022
- 20+ years finance and operations experience
- Certified Public Accountant



TONY GUILFOYLE
Chief Commercial Officer

- Named Celsius Chief Commercial Officer in 2024
- Joined Celsius as EVP sales in 2020
- Previously SVP sales at Rockstar Energy 11 years



KYLE WATSON
Chief Marketing Officer

- Named Celsius Chief Marketing Officer in 2024
- Joined Celsius as VP marketing in 2019
- 20+ years marketing and brand experience



TOBY DAVID
Chief of Staff

- Named Chief of Staff in 2024
- Joined Celsius as Director of Business Development in 2013
- 20+ years business development and operations experience



PAUL STOREY
Chief Supply Chain Officer

- Named Chief Supply Chain Officer in 2024
- Joined Celsius as SVP operations in 2021
- Previously VP Operations and Director of Manufacturing at Monster & Rockstar Energy for 15 years



RICHARD MATTESSICH
Chief Legal Officer

- Joined Celsius as Chief Legal Officer in 2023
- Deputy General Counsel, Corporate Counsel, Corporate & Securities of ADT, Inc. 2019-2023
- Nearly 30 years of corporate securities law and corporate governance experience

CELSIUS HOLDINGS, INC. | QUARTER 3, 2024 INVESTOR PRESENTATION

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DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL & EXECUTIVE MANAGEMENT EXPERTISE


JOHN FIELDLY
CHAIRMAN


HAL KRAVITZ
LEAD INDEPENDENT


CAROLINE LEVY
DIRECTOR


JOYCE RUSSELL
DIRECTOR


ISRAEL KONTOROVSKY*
DIRECTOR


NICK CASTALDO
DIRECTOR


CHERYL MILLER
DIRECTOR


DAMON DESANTIS
DIRECTOR


HANS MELOTTE*
DIRECTOR

*New to Board since Q2 update

CELSIUS HOLDINGS, INC. | QUARTER 3, 2024 INVESTOR PRESENTATION

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C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION CELSIUS: THE WORLD’S MOST REFRESHING ENERGY DRINK OUR MISSION: INSPIRE PEOPLE TO LIVE FITTM WITH THE ENERGY TO ACHIEVE THEIR GOALS #3 ENERGY DRINK IN THE UNITED STATES3 4 CELSIUS PRODUCT LINES: CORE | VIBE ESSENTIALS | ENERGY POWDERS PREMIUM BRAND BETTER-FOR-YOU INGREDIENTS ZERO SUGAR 6 COUNTRIES ADDED IN 2024 20 YEARS IN OPERATION NOTES 1. 2023 full-year results, reported Feb. 29, 2024 2. Circana, MULO+ W/C RTD Energy, L13W ended 9/29/24 3. Circana, MULO+ W/C RTD Energy, L4W ended 10/6/24 #3 RTD ENERGY 2023 FULL-YEAR FINANCIAL HIGHLIGHTS1 $1.32B revenue 48% gross margin $295.6 adjusted EBITDA CATEGORY GROWTH LEADER Celsius contributed 16% of all energy drink category growth YoY in Q3 20242 #3 total share of U.S. energy drink category in tracked channels at 11.6%3 6

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION FUNCTION, BACKED BY SCIENCE 7

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION 2% 2% -4% -3% -3% 5% 13% 5% 8% 1% 2020 2021 2022 2023 2024 RTD ENERGY YEAR-OVER-YEAR UNIT GROWTH VS TOTAL BEVERAGE xENERGY LAST 5 YEARS1 BEVERAGE RTD ENERGY U.S. ENERGY DRINK MARKET OUTPACES TOT. BEVERAGE NOTES 1. Circana US MULO+ W/C RTD Energy, DEPT Beverages xRTD Energy 2020-2024 YTD ending 10/20/2024 YoY Unit % Chg v YA 2. Year to date 8 2

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION CELSIUS IS GROWING THE ENERGY DRINK CATEGORY NOTES 1. Circana US MULO+ W/C, RTD Energy full & building years 2019-2024, building year ended 10/20/24 2. Circana US MULO + W/C, RTD Energy full & building years 2019-2024, building year ended 10/20/24 3. * 2024 YTD through 10/20/24 9 $0.14 $0.41 $1.01 $2.21 $2.23 2020 2021 2022 2023 YTD 2024 CELSIUS RETAIL SALES ACROSS TRACKED CHANNELS1 (MULO+ W/C | BILLIONS) 4.3% 9.9% 24.8% 32.2% 37.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2020 2021 2022 2023 2024 CELSIUS CONTRIBUTION TO CATEGORY GROWTH BY YEAR2 (MULO+ W/C) 3

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION SOLID INCREASING VOLUME GROWTH 0.38 1.68 3.60 6.62 2.89 -2 -1 0 1 2 3 4 5 6 7 2020 2021 2022 2023 2024 B ill io n s YOY VOLUME GROWTH TOP ENERGY BRANDS L5Y (Volume Sales Chg v YA, Billions) CELSIUS RTD ENERGY RED BULL RTD ENERGY MONSTER RTD ENERGY ALANI RTD ENERGY ROCKSTAR RTD ENERGY IN THE PAST 3 YEARS, CELSIUS HAS GROWN 2.3X MORE VOLUME THAN RED BULL, MONSTER, ALANI & ROCKSTAR COMBINED1 NOTES 1. Circana US MULO+ W/C, Volume Sales Chg v YA RTD Energy full & building years 2019-2024, building year ended 10/20/24 10

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION HEALTH & WELLNESS TRENDS ARE DRIVING ZERO-SUGAR ADOPTION TREND TOWARD ZERO-SUGAR, BETTER FOR YOU, FUNCTIONAL ENERGY CONTINUES NOTES 1. Circana Total US MULO+ W/C RTD Energy weekly sugar free dollar share from 1/29/23 – 10/6/24 2. Stifel, 2024 Global Energy Drink Thoughts and Predictions, Update on U.S. Disruptors, January 2024 28% of energy drink consumers aged 18-34 say better for you or natural ingredients are important in purchase decision2 46% of energy drink consumers aged 18-34 say performance important in deciding which energy drink to consume (up 10pts from a year ago and mostly coming from younger consumers)2 11 1/29/2023, 46.8% 10/6/2024, 51.8% 1/29/2023, 16.6% 10/6/2024, 22.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% SUGAR FREE SHARE OF MULO+ W/C RTD ENERGY1 SUGAR FREE SHARE OF TTL ENERGY SALES CELSIUS SHARE OF SF ENERGY SALES

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION ONGOING GLOBAL EXPANSION Markets with new Celsius sales and distribution in 2024 12 2024 GLOBAL EXPANSION YTD Canada United Kingdom Ireland Australia New Zealand France

CAPITAL EFFICIENT GROWTH INVESTMENT

Celsius purchased long-time co-packer Big Beverages Contract Manufacturing in Nov. 2024


BIG BEVERAGES
CONTRACT MANUFACTURING



Key Facts

- Transaction closed Nov. 1, 2024, for $75 million
- 170,000 square-foot, turnkey beverage manufacturing facility near Charlotte, N.C.
- One operational line; capacity for future line expansion
- Includes warehouse
- Big Beverages leadership and staff expected to remain with operation under Celsius ownership

Strategic Rationale

- Vertical integration of a plant primarily dedicated to Celsius provides incremental R&D and LTO (limited time offer) product opportunities, as well as a turnkey facility.
- Future expansion opportunities with ability to add additional capacity as the business scales and grows
- Per-case savings and improved leverage and margins expected
- Solid ROIC (return on invested capital) opportunity
- Earnings per share accretion potential

CELSIUS
LIVE FIT
CELSIUS HOLDINGS, INC. | QUARTER 3, 2024 INVESTOR PRESENTATION
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C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION Q3 2024 FINANCIAL RESULTS 14

THIRD QUARTER 2024 KEY MESSAGES


ORANGE
CELSIUS
LIVE FIT
SPARKLING
ORANGE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

1. Retail dollar and unit sales grew ~7% in challenging category period; increased dollar share by 50BPS YoY[1]
2. Contributed 16% of Q3 energy drink category growth[1] and 37% YTD[2]
3. Acquired Big Beverages, supporting innovation, R&D, supply chain control; expected near- and medium-term financial benefits
4. Announced six new flavors for H1 2025, including ESSENTIALS Grape Slush and Watermelon Ice
5. Despite retail sales growth, distributor supply chain optimization in Q3 adversely affected net revenue by approximately $124 million YoY
6. International expansion continued in Australia, New Zealand and France

NOTES
1. Circana US MULO+ W/C, RTD Energy L13W ended 9/29/24
2. Circana US MULO+ W/C, RTD Energy full & building years 2019-2024, building year ended 10/20/24

CELSIUS HOLDINGS, INC. | QUARTER 3, 2024 INVESTOR PRESENTATION
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C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION THIRD QUARTER FINANCIAL HIGHLIGHTS Summary Financials (Millions except for percentages & EPS) 3Q 2024 3Q 2023 Change YTD 2024 YTD 2023 Change Revenue $265.7 $384.8 (31)% $1,023.4 $970.6 5% N. America $247.1 $371.2 (33)% $969.0 $930.5 4% International $18.6 $13.6 37% $54.4 $40.1 36% Gross Margin 46.0% 50.4% -440 BPS 50.2% 48.1% +210 BPS Net Income $6.4 $83.9 (92)% $164.0 $176.7 (7)% Net Income att. to Common Shareholders $(0.6) $70.4 (101)% $131.0 $142.6 (8)% Diluted EPS $(0.00) $0.30 (100)% $0.55 $0.60 (8)% Adjusted EBITDA $4.4 $103.6 (96)% $192.8 $230.4 (16)% 16

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION CONSOLIDATED REVENUE $384.8 $347.4 $355.7 $402.0 $265.7 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 QUARTERLY REVENUE LAST 5 QUARTERS (MILLIONS) +37% YoY +104% YoY +23% YoY +95% YoY 17 -31% YoY

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION RETAIL SALES $192.6M $186.4M $181.4M $186.9M $209.3M $212.4M $220.8M $233.5M $218.0M $216.8M $212.9M $211.4M $208.5M $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 CELSIUS MULO+&C RETAIL DOLLAR SALES LAST 13 PERIODS1 BRAND* 2024 YTD SHARE2 2024 YTD $ CHG v YA2 36.3 $241.5M 27.8 ($62.4M) 12.1 $481.7M 3.5 $237.5M 3.4 $139.9M 3.1 ($56.1M) 2.9 $64.4M 2.9 $30.3M 2.3 $14.3M 1.6 ($73.1M) 1 2 3 4 5 6 7 8 9 10 NOTES 1. Circana Total US MULO+ W/C, RTD Energy, L1Y by quad ended 10/06/24 2. Circana Total US MULO+ W/C, RTD Energy, 2024 YTD ended 10/20/24 *All logos and names displayed on this page are the property o f their respective owners. Their use here is for identification and referential purposes only. Any use of these logos and names does not imply endorsement or affiliation with this presentation. 18

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION ENERGY MULO+ W/C DOLLAR SHARE NOTES 1. Circana Total US MULO+ W/C dollar share of RTD Energy by quarter ended 9/29/24 19 4.6 5.1 5.4 6.2 8.2 9.7 11.2 11.4 12.3 12.3 11.8 38.2 38.7 38.7 39.2 37.2 36.9 36.1 36.4 35.8 36.5 36.6 31.3 30.5 30.5 30.8 30.4 29.3 28.7 28.6 28.1 27.7 27.5 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 TOP 3 BRAND $ SHARE OF MULO+&C BY QUARTER 2022-PRESENT CELSIUS RED BULL MONSTER

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION INTERNATIONAL SALES $13.6 $14.6 $16.2 $19.6 $18.6 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 INTERNATIONAL REVENUE LAST 5 QUARTERS (IN MILLIONS) NOTES 1. Chart: International revenue excludes N. America (U.S. and Canada) 20

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION GROSS PROFIT -50 0 50 100 150 200 250 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 GROSS AND OPERATING PROFIT ($ IN MILLIONS) PERCENTAGES REPRESENT QUARTERLY PERCENTAGE OF REVENUE Gross Profit Dollars Operating Profit Dollars 52.0% 50.4% 23.4% 25.4% 23.4% 46.0% (1.2)% 47.8% 17.0% 51.2% 21

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION EPS $0.30 $0.17 $0.27 $0.28 $0.00 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 QUARTERLY EPS (DILUTED) LAST 5 QUARTERS 22

C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION NON-GAAP EBITDA SCHEDULE The company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of Adjusted EBITDA and Adjusted EBITDA Margin, non-GAAP financial measures that management uses to assess our performance, may provide users with additional insights into operating performance. See “Use of Non-GAAP Measures” above. 23 2024 2023 Var. % 2024 2023 Var. % Net income (GAAP Measure) 6,356$ 83,949$ (77,593)$ -92% 163,950$ 176,685$ (12,735)$ -7% Add back / (Deduct) Net interest income (11,112) (7,225) (31,399) (17,767) Income tax expense 1,819 20,796 41,317 47,279 Depreciation and amortization expense 2,241 875 4,888 2,121 Non-GAAP EBITDA (696) 98,395 (99,091) -101% 178,756 208,318 (29,562) -14% Stock-based compensation 5,377 4,979 13,685 16,221 Foreign exchange (277) 177 356 1,226 Distributor Termination - - - (3,241) Litigation Settlement - - - 7,900 Non-GAAP Adjusted EBITDA 4,404$ 103,551$ (99,147)$ -96% 192,797$ 230,424$ (37,627)$ -16% 3 months ended September 30, 9 months ended September 30,